SCHWAB FUNDS-Registered TradeMark-




                      SCHWAB
                      CALIFORNIA
                      TAX-FREE
                      BOND FUNDS









                    Annual Report
                    August 31, 1999

SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

We're pleased to bring you this annual report for the following funds (the funds) for the one-year period ended August 31, 1999:

  - Schwab California Short/Intermediate
    Tax-Free Bond Fund

  - Schwab California Long-Term Tax-Free
    Bond Fund

During the reporting period, the funds continued to attempt to provide a high level of current income exempt from federal and state of California personal income taxes, consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the funds during each fiscal year (or reporting period) since their inceptions.

The SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average maturity of between two and five years for the portfolio. The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average maturity of 10 years or longer for the portfolio.

Income from the funds may be subject to the federal alternative minimum tax
(AMT).

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Bond Fund Investor Should
 Know                                       2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab California Short/Intermediate
 Tax-Free Bond Fund
  FUND PERFORMANCE                          8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab California Long-Term Tax-Free
 Bond Fund
  FUND PERFORMANCE                         12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Dividends Paid                             16
---------------------------------------------
The Portfolio Management Team              17
---------------------------------------------
Fund Discussion                            18
---------------------------------------------
Glossary                                   21
---------------------------------------------
Financial Statements and Notes             24
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,
[PHOTO]

During the past several years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. Over the past several months, however, investors have witnessed sharp drops and big recoveries, sometimes within the same day. After enjoying favorable market conditions for the past several years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the U.S. markets continue to flourish, boosted by record low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All these trends serve to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles: regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation plan. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped SchwabFunds-Registered Trademark-become one of the largest and fastest-growing mutual fund families in the nation. Charles Schwab Investment Management (CSIM), the investment adviser, now manages assets approaching $100 billion on behalf of more than 4.7 million accounts. We offer a broad spectrum of 40 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. We continue to do our best to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
August 31, 1999

 YEAR 2000 ISSUES

  One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

  The investment adviser is taking steps to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance, however, exactly how this issue will affect fund administration, fund performance or securities markets in general.

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future results.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment professionals who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds can be a good choice for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: SchwabFunds bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's bond index funds seek to track the total returns of broadly diversified bond indices. And because index funds generally have lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

Bond index funds offer some of the same benefits as equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices. In addition, certain bond index funds can also provide the added benefit of high credit quality investments. Schwab's bond index funds are designed to maintain high credit quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill. And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.*

SCHWAB BOND FUNDS

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

TAXABLE BOND FUNDS

SCHWAB YIELDPLUS FUND-TM- seeks to invest in fixed-income securities and its overall portfolio is managed to maintain an average maturity of one year or less.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short Mutual Fund (1-5 Year) Government/Corporate Bond Index. This index represents the performance of U.S. government, U.S. corporate bonds and dollar denominated foreign issues that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. Our automated methods allow you to invest or transfer money to your Schwab account on a regular basis; you can invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or you can also visit us in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

*Some investors may be subject to the alternative minimum tax (AMT); consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its lengthy expansion with a strong real growth rate of 3.9% for the year ended June 1999--a rate in excess of the Federal Reserve's estimate of the long-term maximum sustainable non-inflationary growth rate.

The slower second quarter growth rate of 1.6%, reflecting the drag from a bloated trade deficit, marks the 33rd consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GROSS DOMESTIC PRODUCT
Quarterly Percentage Change (Annualized Rate)
Q1 1990         3.90%
Q2 1990         1.20%
Q3 1990        -1.90%
Q4 1990        -4.00%
Q1 1991        -2.10%
Q2 1991         1.80%
Q3 1991         1.00%
Q4 1991         1.00%
Q1 1992         4.70%
Q2 1992         2.50%
Q3 1992         3.00%
Q4 1992         4.30%
Q1 1993         0.10%
Q2 1993         2.00%
Q3 1993         2.10%
Q4 1993         5.30%
Q1 1994         3.00%
Q2 1994         4.70%
Q3 1994         1.80%
Q4 1994         3.60%
Q1 1995         1.70%
Q2 1995         0.40%
Q3 1995         3.30%
Q4 1995         2.80%
Q1 1996         3.30%
Q2 1996         6.10%
Q3 1996         2.10%
Q4 1996         4.20%
Q1 1997         4.20%
Q2 1997         4.00%
Q3 1997         4.20%
Q4 1997         3.00%
Q1 1998         5.50%
Q2 1998         1.80%
Q3 1998         3.70%
Q4 1998         6.00%
Q1 1999         4.30%
Q2 1999         1.60%
Source:  BLOOMBERG L.P.

The consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate pace than the 4.3% rate experienced during 1998. High levels of consumer confidence and spending, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

Last year's concerns over the impact of international economic problems have been displaced by concerns over imbalances in the domestic economy, namely the surging current account (trade) deficit, record high stock valuations, and the negative savings rate. Looking ahead, the behavior of domestic consumers in response to continued stock market volatility may also be a key determinant of whether the economy continues on its current course or softens throughout the remainder of 1999, in our opinion.

UNEMPLOYMENT

August's unemployment rate of 4.2% was a 28-year low. Labor markets continue to be extremely tight in many areas of the country. Growth in the labor force has slowed, and there continues to be concern that wage and benefits increases may begin to put more pressure on labor costs (refer to Employment Cost Index on the next page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
Jan-90                  5.40%
Feb-90                  5.30%
Mar-90                  5.20%
Apr-90                  5.40%
May-90                  5.40%
Jun-90                  5.20%
Jul-90                  5.50%
Aug-90                  5.70%
Sep-90                  5.90%
Oct-90                  5.90%
Nov-90                  6.20%
Dec-90                  6.30%
Jan-91                  6.40%
Feb-91                  6.60%
Mar-91                  6.80%
Apr-91                  6.70%
May-91                  6.90%
Jun-91                  6.90%
Jul-91                  6.80%
Aug-91                  6.90%
Sep-91                  6.90%
Oct-91                  7.00%
Nov-91                  7.00%
Dec-91                  7.30%
Jan-92                  7.30%
Feb-92                  7.40%
Mar-92                  7.40%
Apr-92                  7.40%
May-92                  7.60%
Jun-92                  7.80%
Jul-92                  7.70%
Aug-92                  7.60%
Sep-92                  7.60%
Oct-92                  7.30%
Nov-92                  7.40%
Dec-92                  7.40%
Jan-93                  7.30%
Feb-93                  7.10%
Mar-93                  7.00%
Apr-93                  7.10%
May-93                  7.10%
Jun-93                  7.00%
Jul-93                  6.90%
Aug-93                  6.80%
Sep-93                  6.70%
Oct-93                  6.80%
Nov-93                  6.60%
Dec-93                  6.50%
Jan-94                  6.80%
Feb-94                  6.60%
Mar-94                  6.50%
Apr-94                  6.40%
May-94                  6.10%
Jun-94                  6.10%
Jul-94                  6.30%
Aug-94                  6.00%
Sep-94                  5.80%
Oct-94                  5.80%
Nov-94                  5.60%
Dec-94                  5.50%
Jan-95                  5.60%
Feb-95                  5.40%
Mar-95                  5.30%
Apr-95                  5.80%
May-95                  5.80%
Jun-95                  5.60%
Jul-95                  5.60%
Aug-95                  5.70%
Sep-95                  5.60%
Oct-95                  5.50%
Nov-95                  5.70%
Dec-95                  5.60%
Jan-96                  5.60%
Feb-96                  5.50%
Mar-96                  5.60%
Apr-96                  5.50%
May-96                  5.60%
Jun-96                  5.30%
Jul-96                  5.50%
Aug-96                  5.10%
Sep-96                  5.20%
Oct-96                  5.20%
Nov-96                  5.30%
Dec-96                  5.40%
Jan-97                  5.30%
Feb-97                  5.30%
Mar-97                  5.10%
Apr-97                  5.00%
May-97                  4.70%
Jun-97                  5.00%
Jul-97                  4.70%
Aug-97                  4.90%
Sep-97                  4.70%
Oct-97                  4.70%
Nov-97                  4.60%
Dec-97                  4.70%
Jan-98                  4.50%
Feb-98                  4.60%
Mar-98                  4.60%
Apr-98                  4.30%
May-98                  4.30%
Jun-98                  4.50%
Jul-98                  4.50%
Aug-98                  4.50%
Sep-98                  4.50%
Oct-98                  4.50%
Nov-98                  4.40%
Dec-98                  4.30%
Jan-99                  4.30%
Feb-99                  4.40%
Mar-99                  4.20%
Apr-99                  4.30%
May-99                  4.20%
Jun-99                  4.30%
Jul-99                  4.30%
Aug-99                  4.20%
Source: BLOOMBERG L.P.

INFLATION
Price inflation continued to remain well contained, in our opinion. The CPI rose just 2.3% for the year ended August 1999. Its core rate (which excludes the more volatile food and energy components) rose 1.9%. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.2% for year ended June 1999. The Employment Cost Index, which measures inflation in wages, salaries and benefits was also well contained, increasing 3.2% for the year ended June 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION
           Quarterly Employment Cost Index      Monthly Consumer Price Index
Jan-90                 5.50%                                  5.20%
Feb-90                 5.50%                                  5.30%
Mar-90                 5.50%                                  5.20%
Apr-90                 5.40%                                  4.70%
May-90                 5.40%                                  4.40%
Jun-90                 5.40%                                  4.70%
Jul-90                 5.20%                                  4.80%
Aug-90                 5.20%                                  5.60%
Sep-90                 5.20%                                  6.20%
Oct-90                 4.90%                                  6.30%
Nov-90                 4.90%                                  6.30%
Dec-90                 4.90%                                  6.10%
Jan-91                 4.60%                                  5.70%
Feb-91                 4.60%                                  5.30%
Mar-91                 4.60%                                  4.90%
Apr-91                 4.60%                                  4.90%
May-91                 4.60%                                  5.00%
Jun-91                 4.60%                                  4.70%
Jul-91                 4.30%                                  4.40%
Aug-91                 4.30%                                  3.80%
Sep-91                 4.30%                                  3.40%
Oct-91                 4.30%                                  2.90%
Nov-91                 4.30%                                  3.00%
Dec-91                 4.30%                                  3.10%
Jan-92                 4.00%                                  2.60%
Feb-92                 4.00%                                  2.80%
Mar-92                 4.00%                                  3.20%
Apr-92                 3.60%                                  3.20%
May-92                 3.60%                                  3.00%
Jun-92                 3.60%                                  3.10%
Jul-92                 3.50%                                  3.20%
Aug-92                 3.50%                                  3.10%
Sep-92                 3.50%                                  3.00%
Oct-92                 3.50%                                  3.20%
Nov-92                 3.50%                                  3.00%
Dec-92                 3.50%                                  2.90%
Jan-93                 3.50%                                  3.30%
Feb-93                 3.50%                                  3.20%
Mar-93                 3.50%                                  3.10%
Apr-93                 3.60%                                  3.20%
May-93                 3.60%                                  3.20%
Jun-93                 3.60%                                  3.00%
Jul-93                 3.60%                                  2.80%
Aug-93                 3.60%                                  2.80%
Sep-93                 3.60%                                  2.70%
Oct-93                 3.50%                                  2.80%
Nov-93                 3.50%                                  2.70%
Dec-93                 3.50%                                  2.70%
Jan-94                 3.20%                                  2.50%
Feb-94                 3.20%                                  2.50%
Mar-94                 3.20%                                  2.50%
Apr-94                 3.20%                                  2.40%
May-94                 3.20%                                  2.30%
Jun-94                 3.20%                                  2.50%
Jul-94                 3.20%                                  2.80%
Aug-94                 3.20%                                  2.90%
Sep-94                 3.20%                                  3.00%
Oct-94                 3.00%                                  2.60%
Nov-94                 3.00%                                  2.70%
Dec-94                 3.00%                                  2.70%
Jan-95                 2.90%                                  2.80%
Feb-95                 2.90%                                  2.90%
Mar-95                 2.90%                                  2.90%
Apr-95                 2.90%                                  3.10%
May-95                 2.90%                                  3.20%
Jun-95                 2.90%                                  3.00%
Jul-95                 2.70%                                  2.80%
Aug-95                 2.70%                                  2.60%
Sep-95                 2.70%                                  2.50%
Oct-95                 2.70%                                  2.80%
Nov-95                 2.70%                                  2.60%
Dec-95                 2.70%                                  2.50%
Jan-96                 2.80%                                  2.70%
Feb-96                 2.80%                                  2.70%
Mar-96                 2.80%                                  2.80%
Apr-96                 2.90%                                  2.90%
May-96                 2.90%                                  2.90%
Jun-96                 2.90%                                  2.80%
Jul-96                 2.80%                                  3.00%
Aug-96                 2.80%                                  2.90%
Sep-96                 2.80%                                  3.00%
Oct-96                 2.90%                                  3.00%
Nov-96                 2.90%                                  3.30%
Dec-96                 2.90%                                  3.30%
Jan-97                 2.90%                                  3.00%
Feb-97                 2.90%                                  3.00%
Mar-97                 2.90%                                  2.80%
Apr-97                 2.80%                                  2.50%
May-97                 2.80%                                  2.20%
Jun-97                 2.80%                                  2.30%
Jul-97                 3.00%                                  2.20%
Aug-97                 3.00%                                  2.20%
Sep-97                 3.00%                                  2.20%
Oct-97                 3.30%                                  2.10%
Nov-97                 3.30%                                  1.80%
Dec-97                 3.30%                                  1.70%
Jan-98                 3.30%                                  1.60%
Feb-98                 3.30%                                  1.40%
Mar-98                 3.30%                                  1.40%
Apr-98                 3.50%                                  1.40%
May-98                 3.50%                                  1.70%
Jun-98                 3.50%                                  1.70%
Jul-98                 3.70%                                  1.70%
Aug-98                 3.70%                                  1.60%
Sep-98                 3.70%                                  1.50%
Oct-98                 3.40%                                  1.50%
Nov-98                 3.40%                                  1.50%
Dec-98                 3.40%                                  1.60%
Jan-99                 3.00%                                  1.70%
Feb-99                 3.00%                                  1.60%
Mar-99                 3.00%                                  1.70%
Apr-99                 3.20%                                  2.30%
May-99                 3.20%                                  2.10%
Jun-99                 3.20%                                  2.00%
Jul-99                                                        2.10%
Aug-99                                                        2.30%
Source:  BLOOMBERG L.P.

Although there seems to be little evidence of accelerating core inflation, the Federal Reserve has expressed concern that should labor markets continue to tighten, increases in wages may outpace productivity growth. In that environment, productivity growth can become particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.2% in 1998 and at a 2.1% annualized rate in the first half of 1999, continuing a healthy trend that began in 1996.*

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE
Growth of a Hypothetical $1 Investment
                                                       Lehman Brothers
           MSCI-EAFE       S&P 500      Russell 2000      Aggregate
             Index          Index          Index          Bond Index
Aug-98       $1.000         $1.000        $1.000          $1.000
Sep-98       $0.969         $1.064        $1.078          $1.023
Oct-98       $1.070         $1.151        $1.122          $1.018
Nov-98       $1.125         $1.220        $1.181          $1.024
Dec-98       $1.170         $1.291        $1.254          $1.027
Jan-99       $1.166         $1.345        $1.271          $1.034
Feb-99       $1.138         $1.303        $1.168          $1.016
Mar-99       $1.186         $1.355        $1.186          $1.022
Apr-99       $1.234         $1.407        $1.292          $1.025
May-99       $1.170         $1.374        $1.311          $1.016
Jun-99       $1.216         $1.450        $1.371          $1.013
Jul-99       $1.252         $1.405        $1.333          $1.008
Aug-99       $1.257         $1.398        $1.284          $1.008
COMPILED BY CHARLES SCHWAB & CO., INC.

Large-cap domestic stocks, as represented by the S&P 500-Registered Trademark-Index, continued to be the strongest performing asset class, achieving a total return of 39.8% for year ended August 1999. Within the S&P 500, growth stocks continued to be the strongest performing style for the period. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index, also produced a return of 28.4%.

Assisted by the rebound in Asian markets, international stock returns, as represented by the MSCI-EAFE-Registered Trademark- Index, produced a total return of 25.7% for the one-year reporting period.

* Source: Bloomberg L.P.

Reflecting the rise in intermediate- and long-term interest rates, fixed income returns were generally flat for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 0.8% for the one-year reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index reached record highs during the reporting period and ended the period at a lofty 31.2 times earnings, more than twice its long-term average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
Jan-90                        14.37
Feb-90                        14.21
Mar-90                        14.77
Apr-90                        14.82
May-90                        15.84
Jun-90                        16.66
Jul-90                        16.65
Aug-90                        15.57
Sep-90                         14.9
Oct-90                        14.36
Nov-90                        14.59
Dec-90                        15.19
Jan-91                        14.95
Feb-91                        16.82
Mar-91                        17.48
Apr-91                        17.85
May-91                        17.92
Jun-91                        17.96
Jul-91                        18.07
Aug-91                        19.72
Sep-91                        19.88
Oct-91                        19.92
Nov-91                        21.02
Dec-91                        21.85
Jan-92                        23.35
Feb-92                        23.83
Mar-92                        25.45
Apr-92                        25.51
May-92                        25.71
Jun-92                        25.08
Jul-92                        25.61
Aug-92                         25.5
Sep-92                        24.37
Oct-92                        23.94
Nov-92                        24.08
Dec-92                        24.01
Jan-93                         24.2
Feb-93                        24.25
Mar-93                        24.22
Apr-93                         23.2
May-93                        23.21
Jun-93                        22.58
Jul-93                        22.52
Aug-93                        23.02
Sep-93                        23.74
Oct-93                        23.97
Nov-93                        22.55
Dec-93                        23.55
Jan-94                        22.98
Feb-94                        21.17
Mar-94                        20.34
Apr-94                         20.1
May-94                        20.16
Jun-94                        19.76
Jul-94                        18.64
Aug-94                         18.9
Sep-94                        18.26
Oct-94                        17.55
Nov-94                        16.58
Dec-94                        16.98
Jan-95                        16.23
Feb-95                         16.2
Mar-95                         16.5
Apr-95                        16.02
May-95                        16.43
Jun-95                        16.82
Jul-95                        16.55
Aug-95                        16.18
Sep-95                        16.86
Oct-95                        16.18
Nov-95                        17.14
Dec-95                        17.41
Jan-96                        18.11
Feb-96                        18.56
Mar-96                        18.94
Apr-96                        19.16
May-96                        19.48
Jun-96                         19.3
Jul-96                        18.31
Aug-96                        18.62
Sep-96                        19.75
Oct-96                         19.6
Nov-96                        21.05
Dec-96                         20.7
Jan-97                        20.55
Feb-97                        20.98
Mar-97                        19.87
Apr-97                        20.24
May-97                        21.43
Jun-97                        22.45
Jul-97                        23.92
Aug-97                        22.64
Sep-97                           24
Oct-97                        22.84
Nov-97                        24.02
Dec-97                        24.51
Jan-98                        24.99
Feb-98                        26.44
Mar-98                        27.76
Apr-98                        26.51
May-98                        26.12
Jun-98                        27.09
Jul-98                        26.78
Aug-98                        22.77
Sep-98                        24.23
Oct-98                        27.58
Nov-98                        30.14
Dec-98                        31.97
Jan-99                        33.29
Feb-99                        32.65
Mar-99                        33.78
Apr-99                         33.9
May-99                        32.74
Jun-99                         34.7
Jul-99                        31.62
Aug-99                        31.21
30-Year Average               15.26
Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

  Continuing a trend which began in October 1998, both long-term and intermediate-term rates climbed during the reporting period. Scaled back concerns about the impact of international economic problems and the continued growth of the domestic economy, were the primary drivers of this upward trend in yields, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
            30-Year Treasury Bond Yield     Five-Year Treasury Note Yield
8/27/1998              5.34%                            4.90%
9/4/1998               5.29%                            4.89%
9/11/1998              5.23%                            4.65%
9/18/1998              5.15%                            4.52%
9/25/1998              5.11%                            4.37%
10/2/1998              4.84%                            4.08%
10/9/1998              5.12%                            4.46%
10/16/1998             4.98%                            4.04%
10/23/1998             5.18%                            4.30%
10/30/1998             5.16%                            4.23%
11/6/1998              5.39%                            4.59%
11/13/1998             5.25%                            4.50%
11/20/1998             5.22%                            4.60%
11/27/1998             5.16%                            4.59%
12/4/1998              5.04%                            4.39%
12/11/1998             5.02%                            4.39%
12/18/1998             5.00%                            4.36%
12/25/1998             5.22%                            4.71%
1/1/1999               5.10%                            4.54%
1/8/1999               5.27%                            4.73%
1/15/1999              5.11%                            4.55%
1/22/1999              5.08%                            4.52%
1/29/1999              5.09%                            4.55%
2/5/1999               5.35%                            4.86%
2/12/1999              5.42%                            4.96%
2/19/1999              5.39%                            4.99%
2/26/1999              5.58%                            5.22%
3/5/1999               5.60%                            5.22%
3/12/1999              5.53%                            5.06%
3/19/1999              5.56%                            5.08%
3/26/1999              5.59%                            5.08%
4/2/1999               5.46%                            4.96%
4/9/1999               5.46%                            4.96%
4/16/1999              5.57%                            5.11%
4/23/1999              5.60%                            5.14%
4/30/1999              5.66%                            5.21%
5/7/1999               5.81%                            5.37%
5/14/1999              5.92%                            5.50%
5/21/1999              5.75%                            5.43%
5/28/1999              5.83%                            5.58%
6/4/1999               5.96%                            5.73%
6/11/1999              6.16%                            5.91%
6/18/1999              5.97%                            5.73%
6/25/1999              6.15%                            5.89%
7/2/1999               6.00%                            5.69%
7/9/1999               6.00%                            5.69%
7/16/1999              5.88%                            5.55%
7/23/1999              6.03%                            5.69%
7/30/1999              6.10%                            5.79%
8/6/1999               6.18%                            5.91%
8/13/1999              6.10%                            5.86%
8/20/1999              5.99%                            5.77%
8/27/1999              5.98%                            5.77%
Source: BLOOMBERG L.P.

MUNICIPAL BOND YIELDS

As was the case with Treasury yields, municipal bond yields appeared to end their longer-term decline in the third quarter of 1998, settled into a narrow trading range during the first six-months of the reporting period, and then advanced upward from March through August 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR AAA GENERAL OBLIGATION
MUNICIPAL BOND YIELDS
            Bond Buyer 30 Muni Bond Yields       Five-Year AAA GO Muni Bond Yields
8/28/1998               4.86%                                   3.92%
9/4/1998                5.25%                                   3.89%
9/11/1998               5.22%                                   3.87%
9/18/1998               5.18%                                   3.81%
9/25/1998               5.16%                                   3.79%
10/2/1998               5.01%                                   3.70%
10/9/1998               5.27%                                   3.71%
10/16/1998              5.20%                                   3.67%
10/23/1998              5.36%                                   3.73%
10/30/1998              5.34%                                   3.70%
11/6/1998               5.44%                                   3.78%
11/13/1998              5.36%                                   3.77%
11/20/1998              5.29%                                   3.74%
11/27/1998              5.28%                                   3.74%
12/4/1998               5.26%                                   3.73%
12/11/1998              5.24%                                   3.73%
12/18/1998              5.29%                                   3.74%
12/25/1998              5.42%                                   3.79%
1/1/1999                5.34%                                   3.77%
1/8/1999                5.41%                                   3.83%
1/15/1999               5.36%                                   3.76%
1/22/1999               5.29%                                   3.71%
1/29/1999               5.21%                                   3.63%
2/5/1999                5.32%                                   3.66%
2/12/1999               5.32%                                   3.64%
2/19/1999               5.29%                                   3.65%
2/26/1999               5.33%                                   3.70%
3/5/1999                5.44%                                   3.73%
3/12/1999               5.39%                                   3.82%
3/19/1999               5.30%                                   3.81%
3/26/1999               5.34%                                   3.84%
4/2/1999                5.43%                                   3.88%
4/9/1999                5.35%                                   3.83%
4/16/1999               5.39%                                   3.76%
4/23/1999               5.43%                                   3.78%
4/30/1999               5.47%                                   3.80%
5/7/1999                5.57%                                   3.85%
5/14/1999               5.65%                                   3.90%
5/21/1999               5.59%                                   3.89%
5/28/1999               5.62%                                   4.00%
6/4/1999                5.70%                                   4.07%
6/11/1999               5.90%                                   4.25%
6/18/1999               5.72%                                   4.30%
6/25/1999               5.93%                                   4.40%
7/2/1999                5.86%                                   4.39%
7/9/1999                5.85%                                   4.35%
7/16/1999               5.76%                                   4.28%
7/23/1999               5.81%                                   4.29%
7/30/1999               5.94%                                   4.31%
8/6/1999                6.06%                                   4.40%
8/13/1999               6.30%                                   4.44%
8/20/1999               6.34%                                   4.47%
8/27/1999               6.16%                                   4.38%
Source: BLOOMBERG L.P.

  The ratio of municipal to Treasury bond yields reached new highs during October, a result of strong investor demand for Treasury securities typically referred to as the "flight to quality." Later in the reporting period, as investors' concerns over international economic problems subsided, this ratio backed off from its October highs.

  This reversal was most pronounced for shorter maturities (refer to the five year ratio below)--a result of strong retail investor demand. At the close of the reporting period, long-term municipal bond yields continued to be very attractive relative to Treasury yields, in large part, this was a function of supply and demand conditions in the municipal bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS TO
TREASURY BOND YIELDS FOR
30-YEAR AND FIVE-YEAR BONDS
              30-Year Bond Yields      Five-Year Bond Yields
8/28/1998           91.00%                     80.00%
9/4/1998            99.30%                     79.50%
9/11/1998           99.80%                     83.30%
9/18/1998          100.60%                     84.40%
9/25/1998          101.00%                     86.80%
10/2/1998          103.50%                     90.60%
10/9/1998          103.00%                     83.10%
10/16/1998         104.50%                     90.80%
10/23/1998         103.50%                     86.70%
10/30/1998         103.50%                     87.40%
11/6/1998          101.00%                     82.30%
11/13/1998         102.10%                     83.70%
11/20/1998         101.40%                     81.40%
11/27/1998         102.30%                     81.40%
12/4/1998          104.40%                     85.00%
12/11/1998         104.30%                     85.00%
12/18/1998         105.80%                     85.70%
12/25/1998         103.90%                     80.50%
1/1/1999           104.80%                     83.00%
1/8/1999           102.60%                     80.90%
1/15/1999          105.00%                     82.60%
1/22/1999          104.10%                     82.10%
1/29/1999          102.40%                     79.80%
2/5/1999            99.50%                     75.30%
2/12/1999           98.10%                     73.30%
2/19/1999           98.20%                     73.10%
2/26/1999           95.60%                     70.90%
3/5/1999            97.20%                     71.40%
3/12/1999           97.50%                     75.60%
3/19/1999           95.30%                     75.00%
3/26/1999           95.50%                     75.70%
4/2/1999            99.50%                     78.30%
4/9/1999            98.00%                     77.30%
4/16/1999           96.70%                     73.60%
4/23/1999           97.00%                     73.60%
4/30/1999           96.60%                     72.90%
5/7/1999            95.80%                     71.60%
5/14/1999           95.40%                     70.90%
5/21/1999           97.20%                     71.70%
5/28/1999           96.40%                     71.70%
6/4/1999            95.60%                     71.00%
6/11/1999           95.80%                     71.90%
6/18/1999           95.80%                     75.10%
6/25/1999           96.40%                     74.70%
7/2/1999            97.70%                     77.10%
7/9/1999            97.50%                     76.40%
7/16/1999           97.90%                     77.10%
7/23/1999           96.40%                     75.40%
7/30/1999           97.30%                     74.40%
8/6/1999            98.10%                     74.40%
8/13/1999          103.20%                     75.80%
8/20/1999          105.90%                     77.50%
8/27/1999          103.10%                     76.00%
Source: BLOOMBERG L.P

  THIS MARKET OVERVIEW HAS BEEN PROVIDED BY THE PORTFOLIO MANAGEMENT TEAM.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/99

                                                                                        SINCE      30-DAY
                                                                                      INCEPTION      SEC
                                                              ONE YEAR   FIVE YEARS   (4/21/93)     YIELD
-----------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND(1)                                          2.16%       4.62%        4.24%       3.87%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Three-Year
Municipal Bond Index                                           2.92%       4.98%        4.59%         N/A
-----------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/99. As of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns were 3.17%, 4.79% and 4.28%, respectively. The 30-day SEC yield as of 6/30/99 was 3.83%.(2)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 8/31/99 and the taxable-equivalent yield, assuming a maximum combined federal and state of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                               30-DAY     TAXABLE-EQUIVALENT
                                                              SEC YIELD    30-DAY SEC YIELD
--------------------------------------------------------------------------------------------
Schwab California Short/Intermediate Tax-Free Bond Fund         3.87%           7.06%
--------------------------------------------------------------------------------------------

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/99, the fund's one-year, five-year and since-inception average annual total returns would have been 1.87%, 4.25% and 3.84%, respectively. The 30-day SEC yield as of 8/31/99 would have been 3.63%.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns would have been 2.96%, 4.42% and 3.88%, respectively. The 30-day SEC yield as of 6/30/99 would have been 3.57%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Schwab CA Short/Intermediate Tax-Free Bond Fund     Lehman Brothers Three-Year Municipal Bond Index
4/21/1993                      $10,000                                               $10,000
4/30/1993                       $9,990                                                $9,994
5/31/1993                      $10,037                                               $10,021
6/30/1993                      $10,136                                               $10,085
7/31/1993                      $10,157                                               $10,090
8/31/1993                      $10,257                                               $10,185
9/30/1993                      $10,328                                               $10,229
10/31/1993                     $10,340                                               $10,251
11/30/1993                     $10,310                                               $10,237
12/31/1993                     $10,444                                               $10,345
1/31/1994                      $10,517                                               $10,429
2/28/1994                      $10,372                                               $10,332
3/31/1994                      $10,188                                               $10,207
4/30/1994                      $10,239                                               $10,267
5/31/1994                      $10,272                                               $10,315
6/30/1994                      $10,253                                               $10,318
7/31/1994                      $10,356                                               $10,404
8/31/1994                      $10,390                                               $10,441
9/30/1994                      $10,350                                               $10,415
10/31/1994                     $10,280                                               $10,390
11/30/1994                     $10,167                                               $10,371
12/31/1994                     $10,227                                               $10,416
1/31/1995                      $10,350                                               $10,502
2/28/1995                      $10,503                                               $10,613
3/31/1995                      $10,598                                               $10,708
4/30/1995                      $10,614                                               $10,744
5/31/1995                      $10,826                                               $10,909
6/30/1995                      $10,809                                               $10,935
7/31/1995                      $10,925                                               $11,050
8/31/1995                      $11,030                                               $11,137
9/30/1995                      $11,090                                               $11,168
10/31/1995                     $11,174                                               $11,222
11/30/1995                     $11,256                                               $11,294
12/31/1995                     $11,296                                               $11,341
1/31/1996                      $11,366                                               $11,430
2/29/1996                      $11,358                                               $11,432
3/31/1996                      $11,308                                               $11,404
4/30/1996                      $11,325                                               $11,418
5/31/1996                      $11,332                                               $11,428
6/30/1996                      $11,393                                               $11,497
7/31/1996                      $11,466                                               $11,560
8/31/1996                      $11,483                                               $11,577
9/30/1996                      $11,557                                               $11,648
10/31/1996                     $11,634                                               $11,730
11/30/1996                     $11,742                                               $11,839
12/31/1996                     $11,737                                               $11,845
1/31/1997                      $11,776                                               $11,897
2/28/1997                      $11,837                                               $11,955
3/31/1997                      $11,762                                               $11,893
4/30/1997                      $11,815                                               $11,944
5/31/1997                      $11,916                                               $12,041
6/30/1997                      $11,991                                               $12,112
7/31/1997                      $12,139                                               $12,256
8/31/1997                      $12,120                                               $12,231
9/30/1997                      $12,196                                               $12,319
10/31/1997                     $12,227                                               $12,374
11/30/1997                     $12,268                                               $12,410
12/31/1997                     $12,346                                               $12,494
1/31/1998                      $12,433                                               $12,576
2/28/1998                      $12,459                                               $12,603
3/31/1998                      $12,467                                               $12,623
4/30/1998                      $12,435                                               $12,605
5/31/1998                      $12,540                                               $12,723
6/30/1998                      $12,568                                               $12,766
7/31/1998                      $12,635                                               $12,812
8/31/1998                      $12,749                                               $12,936
9/30/1998                      $12,863                                               $13,019
10/31/1998                     $12,892                                               $13,081
11/30/1998                     $12,931                                               $13,113
12/31/1998                     $12,942                                               $13,144
1/31/1999                      $13,054                                               $13,264
2/28/1999                      $13,054                                               $13,278
3/31/1999                      $13,073                                               $13,290
4/30/1999                      $13,088                                               $13,332
5/31/1999                      $13,067                                               $13,313
6/30/1999                      $12,966                                               $13,233
7/31/1999                      $13,034                                               $13,298
8/31/1999                      $13,024                                               $13,314

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Short/ Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 8/31/98 (000s)                         $ 95,894
----------------------------------------------------------------------
Total net assets as of 8/31/99 (000s)                         $125,698
----------------------------------------------------------------------
Percentage growth over reporting period                            31%
----------------------------------------------------------------------

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab California Short/Intermediate Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The information below provides a snapshot of the fund's characteristics as of 8/31/99 and is not indicative of its composition after that date. The terms used below are defined beginning on page 21. A complete list of the securities in the fund's portfolio as of 8/31/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                             SCHWAB CALIFORNIA SHORT/INTERMEDIATE
                                                      TAX-FREE BOND FUND                     PEER GROUP AVERAGE++
-----------------------------------------------------------------------------------------------------------------
Number of Issues                                                79                                     125
-----------------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                              3.87%                                   3.04%
-----------------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                       4.87%                                   5.60%
-----------------------------------------------------------------------------------------------------------------
Average Weighted Maturity                                     3.73 years                              3.90 years
-----------------------------------------------------------------------------------------------------------------
Average Credit Quality                                          AA                                      AA
-----------------------------------------------------------------------------------------------------------------
Average Effective Duration                                    3.44 years                              2.80 years
-----------------------------------------------------------------------------------------------------------------
Expense Ratio                                                 0.49%*                                  0.84%
-----------------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

++ Source: Morningstar. This information is as of 8/31/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The Peer Group Average is based on the 102 municipal short-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 8/31/99

                                                       PERCENTAGE
                                       PERCENTAGE       OF FUND
                                         OF FUND      INVESTMENTS
MATURITY RANGE         VALUE (000S)    INVESTMENTS    (CUMULATIVE)
------------------------------------------------------------------
0 - 6 months             $ 15,798         12.7%           12.7%
------------------------------------------------------------------
7 - 36 months            $ 38,579         30.9%           43.6%
------------------------------------------------------------------
37 - 60 months           $ 27,283         21.9%           65.5%
------------------------------------------------------------------
More than
60 months                $ 42,984         34.5%          100.0%
------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
Short                      Int  Long  AVERAGE CREDIT QUALITY
X                                                       High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 8/31/99. It is not indicative of its holding after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS A PERCENTAGE
OF FUND INVESTMENTS(2)
AS OF 8/31/99
Municipal Bonds                        94.8%
Variable Rate Obligations               5.2%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
AS OF 8/31/99
AAA                                         58.9%
AA                                          19.4%
A                                           13.7%
BBB                                          2.4%
Short-Term Ratings                           4.0%
Unrated Securities                           1.6%

The charts above illustrate the composition of the fund's portfolio as of 8/31/99, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

-----------------------------------------------
Long Beach Harbor, California, RB
  Series 1998A,
  5.50%, Maturity 5/15/05                 3.32%
-----------------------------------------------
Los Angeles County, California, Schools
  Pooled Financing Program, COP Series
  1999B, 4.00%, Maturity 09/29/00         3.19%
-----------------------------------------------
Alameda County, California, COP,
  5.00%, Maturity 12/01/06                2.85%
-----------------------------------------------
California Statewide Community
  Development Authority, COP
  4.13%, Maturity 4/01/04                 2.69%
-----------------------------------------------
Orange County, California, Recovery COP
  Series 1996A,
  6.00%, Maturity 7/01/08                 2.61%
-----------------------------------------------
Los Angeles, California, Unified School
  District, COP Series
  1994B, 5.70%, Maturity 12/01/99         2.57%
-----------------------------------------------
San Francisco, California, Bay Area
  Rapid Transit District Sales
  Tax, RB Series 1998, 5.50%, Maturity
  7/01/05                                 2.52%
-----------------------------------------------
Orange County, California Municipal
  District Water Facilities,
  COP Series 1996, 4.60%, Maturity
  7/01/01                                 2.42%
-----------------------------------------------
California State Public Works Board
  Lease Revenue Refunding
  Bonds, Series 1998B, 4.50%, Maturity
  9/01/05                                 2.40%
-----------------------------------------------
Contra Costa, California Transportation
  Authority Sales Tax,
  RB Series, 6.00% Maturity 03/01/03      2.13%
-----------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/99

                                                                                         SINCE
                                                                                       INCEPTION    30-DAY
                                                            ONE YEAR      FIVE YEARS   (2/24/92)   SEC YIELD
------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(1)           (1.57)%         6.05%        6.58%       5.13%
------------------------------------------------------------------------------------------------------------
Lehman Brothers General Municipal Bond Index                  0.50%         6.45%        6.69%         N/A
------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/99. As of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns were 1.97%, 6.95% and 7.00%, respectively. The 30-day SEC yield as of 6/30/99 was 4.99%.(2)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 8/31/99 and the taxable-equivalent yield, assuming a maximum combined federal and state of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                               30-DAY     TAXABLE-EQUIVALENT
                                                              SEC YIELD    30-DAY SEC YIELD
--------------------------------------------------------------------------------------------
Schwab California Long-Term Tax-Free Bond Fund                  5.13%           9.36%
--------------------------------------------------------------------------------------------

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/99, the fund's one-year, five-year and since-inception average annual total returns would have been (1.82)%, 5.75% and 6.21%, respectively. The 30-day SEC yield as of 8/31/99 would have been 4.90%.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns would have been 1.76%, 6.65% and 6.63%, respectively. The 30-day SEC yield as of 6/30/99 would have been 4.71%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Schwab CA Long-Term Tax-Free Bond Fund       Lehman Brothers General Municipal Bond Index
2/24/92                   $10,000                                          $10,000
3/31/92                   $10,099                                          $10,004
4/30/92                   $10,217                                          $10,093
5/31/92                   $10,410                                          $10,212
6/30/92                   $10,633                                          $10,383
7/31/92                   $11,082                                          $10,694
8/31/92                   $10,786                                          $10,590
9/30/92                   $10,835                                          $10,659
10/31/92                  $10,474                                          $10,554
11/30/92                  $10,921                                          $10,743
12/31/92                  $11,110                                          $10,853
1/31/93                   $11,256                                          $10,979
2/28/93                   $11,775                                          $11,376
3/31/93                   $11,561                                          $11,256
4/30/93                   $11,674                                          $11,370
5/31/93                   $11,736                                          $11,434
6/30/93                   $11,969                                          $11,624
7/31/93                   $11,957                                          $11,640
8/31/93                   $12,235                                          $11,882
9/30/93                   $12,371                                          $12,071
10/31/93                  $12,412                                          $12,041
11/30/93                  $12,263                                          $11,934
12/31/93                  $12,541                                          $12,186
1/31/94                   $12,671                                          $12,326
2/28/94                   $12,304                                          $12,006
3/31/94                   $11,683                                          $11,517
4/30/94                   $11,768                                          $11,615
5/31/94                   $11,867                                          $11,716
6/30/94                   $11,747                                          $11,644
7/31/94                   $12,008                                          $11,864
8/31/94                   $12,026                                          $11,905
9/30/94                   $11,824                                          $11,730
10/31/94                  $11,508                                          $11,521
11/30/94                  $11,235                                          $11,313
12/31/94                  $11,420                                          $11,562
1/31/95                   $11,901                                          $11,893
2/28/95                   $12,295                                          $12,238
3/31/95                   $12,414                                          $12,379
4/30/95                   $12,407                                          $12,394
5/31/95                   $12,825                                          $12,789
6/30/95                   $12,613                                          $12,677
7/31/95                   $12,685                                          $12,797
8/31/95                   $12,866                                          $12,960
9/30/95                   $12,972                                          $13,041
10/31/95                  $13,228                                          $13,230
11/30/95                  $13,507                                          $13,450
12/31/95                  $13,690                                          $13,579
1/31/96                   $13,785                                          $13,682
2/29/96                   $13,664                                          $13,589
3/31/96                   $13,436                                          $13,415
4/30/96                   $13,369                                          $13,378
5/31/96                   $13,379                                          $13,373
6/30/96                   $13,550                                          $13,518
7/31/96                   $13,700                                          $13,641
8/31/96                   $13,693                                          $13,639
9/30/96                   $13,920                                          $13,830
10/31/96                  $14,073                                          $13,986
11/30/96                  $14,365                                          $14,242
12/31/96                  $14,283                                          $14,182
1/31/97                   $14,294                                          $14,209
2/28/97                   $14,429                                          $14,340
3/31/97                   $14,175                                          $14,149
4/30/97                   $14,316                                          $14,268
5/31/97                   $14,581                                          $14,482
6/30/97                   $14,706                                          $14,637
7/31/97                   $15,266                                          $15,042
8/31/97                   $15,056                                          $14,901
9/30/97                   $15,253                                          $15,078
10/31/97                  $15,359                                          $15,175
11/30/97                  $15,475                                          $15,264
12/31/97                  $15,717                                          $15,487
1/31/98                   $15,918                                          $15,646
2/28/98                   $15,906                                          $15,651
3/31/98                   $15,879                                          $15,665
4/30/98                   $15,802                                          $15,595
5/31/98                   $16,078                                          $15,841
6/30/98                   $16,124                                          $15,903
7/31/98                   $16,145                                          $15,943
8/31/98                   $16,405                                          $16,190
9/30/98                   $16,645                                          $16,392
10/31/98                  $16,638                                          $16,392
11/30/98                  $16,728                                          $16,450
12/31/98                  $16,725                                          $16,491
1/31/99                   $16,903                                          $16,687
2/28/99                   $16,846                                          $16,613
3/31/99                   $16,888                                          $16,637
4/30/99                   $16,879                                          $16,678
5/31/99                   $16,727                                          $16,582
6/30/99                   $16,438                                          $16,343
7/31/99                   $16,418                                          $16,402
8/31/99                   $16,144                                          $16,270

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 8/31/98 (000s)                         $190,197
----------------------------------------------------------------------
Total net assets as of 8/31/99 (000s)                         $201,682
----------------------------------------------------------------------
Percentage growth over reporting period                             6%
----------------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab California Long-Term Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The information below provides a snapshot of the fund's characteristics as of 8/31/99, and is not indicative of its composition after that date. The terms used below are defined beginning on page 21. A complete list of the securities in the fund's portfolio as of 8/31/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                           SCHWAB CALIFORNIA LONG-
                                           TERM TAX-FREE BOND FUND                PEER GROUP AVERAGE++
----------------------------------------------------------------------------------------------------------
Number of Issues                                       93                                   154
----------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                     5.13%                                 3.78%
----------------------------------------------------------------------------------------------------------
Average Weighted Coupon                              5.36%                                 5.57%
----------------------------------------------------------------------------------------------------------
Average Weighted Maturity                           20.63 years                           17.70 years
----------------------------------------------------------------------------------------------------------
Average Credit Quality                                 AA                                   AAA
----------------------------------------------------------------------------------------------------------
Average Effective Duration                          10.79 years                            8.60 years
----------------------------------------------------------------------------------------------------------
Expense Ratio                                        0.49%*                                1.08%
----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

++ Source: Morningstar. This information is as of 8/31/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The Peer Group Average is based on the 110 California municipal long-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 8/31/99

                                                                                              PERCENTAGE
                                                                              PERCENTAGE       OF FUND
                                                                 VALUE          OF FUND      INVESTMENTS
MATURITY RANGE                                                   (000S)       INVESTMENTS    (CUMULATIVE)
---------------------------------------------------------------------------------------------------------
0 - 1 year                                                      $ 2,570           1.3%            1.3%
---------------------------------------------------------------------------------------------------------
2 - 10 years                                                    $ 5,506           2.7%            4.0%
---------------------------------------------------------------------------------------------------------
11 - 20 years                                                   $91,150          45.8%           49.8%
---------------------------------------------------------------------------------------------------------
21 - 30 years                                                   $92,836          46.6%           96.4%
---------------------------------------------------------------------------------------------------------
More than
30 years                                                        $ 7,107           3.6%          100.0%
---------------------------------------------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
Short                      Int  Long  AVERAGE CREDIT QUALITY
                                   X                    High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 8/31/99. It is not indicative of its holding after that date, nor does it represent risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS A PERCENTAGE
OF FUND INVESTMENTS(2)
AS OF 8/31/99
Municipal Bonds                        98.7%
Variable Rate Obligations               1.3%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
AS OF 8/31/99
AAA                                         62.3%
AA                                          18.1%
A                                           11.1%
BBB                                          6.5%
Unrated Securities                           2.0%

The above charts illustrate the composition of the fund's portfolio as of 8/31/99, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities of the funds.

(3) Credit quality is based on published ratings from Standard & Poor's or Moody's Investors Service. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

-----------------------------------------------
Los Angeles, California, Unified School
  District, GO Series 1999C,
  5.25%, Maturity 07/01/24                4.13%
-----------------------------------------------
South Orange County, California, Public
  Financing Authority Special Tax, RB
  Series 1999A, 5.25%,
  Maturity 08/15/18                       2.92%
-----------------------------------------------
Pomona, California, Public Financing
  Authority, RB Series 1999AA, 5.00%,
  Maturity 05/01/29                       2.54%
-----------------------------------------------
California Health Facilities Financing
  Authority Insured Hospital
  Revenue Refunding Bonds, Series 1996,
  5.38%, Maturity 7/01/16                 2.54%
-----------------------------------------------
Foothill Eastern Corridor Agency,
  California, Toll Road, RB,
  5.13%, Maturity 01/15/19                2.35%
-----------------------------------------------

-----------------------------------------------
San Joaquin County, California, COP,
  Revenue Refunding Bond
  5.00%, Maturity 09/01/20                2.32%
-----------------------------------------------
California Statewide Community
  Development Authority, COP,
  5.38%, Maturity 04/01/17                2.30%
-----------------------------------------------
Riverside County, California, Public
  Financing Authority Tax Allocation,
  RB Series 1997A, 5.63%,
  Maturity 10/01/33                       2.26%
-----------------------------------------------
California Health Facilities Financing
  Authority, RB Series 1998B,
  5.00%, Maturity 10/01/18                2.21%
-----------------------------------------------
California Health Facilities Financing
  Authority Insured Hospital, RB Series
  1992A, 6.63%, Maturity 11/01/22         2.16%
-----------------------------------------------

DIVIDENDS PAID

During the reporting period, the funds continued to attempt to provide a high level of current income consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each fund during each fiscal year or reporting period since inception.

                          DIVIDENDS PAID BY THE SCHWAB
                         CALIFORNIA TAX-FREE BOND FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INCOME DIVIDENDS PER SHARE             Schwab California Short/Intermediate   Schwab California Long-Term
FISCAL YEAR                                     Tax-Free Bond Fund                 Tax-Free Bond Fund
1992*                                                  $0.00                             $0.51
1993**                                                 $0.13                             $0.38
1994+                                                  $0.37                             $0.56
1995+                                                  $0.42                             $0.56
1996+                                                  $0.43                             $0.57
1997+                                                  $0.43                             $0.56
1998+                                                  $0.42                             $0.55
1999+                                                  $0.39                             $0.54

  * Period from the fund's inception on 2/24/92 through 12/31/92.

 ** Period from the fund's inception on 4/21/93 through 8/31/93 for Schwab
    California Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab California Long-Term Tax-Free Bond Fund.

 +  For the one-year period ended 8/31 for both funds.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--senior vice president and chief investment officer, has overall responsibility for the management of each fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

JOANNE LARKIN--vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each fund's portfolio since their inception. Joanne joined CSIM as portfolio manager in February 1992, and was promoted to her current position in December 1996. Prior to joining CSIM Joanne was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. At the beginning of the reporting period securities markets faced volatile conditions due to the Asian economic crisis, the political scandal in Washington, and the instability of other countries' economies such as Brazil and Russia. These events caused widespread turmoil in global equity markets. The result of the turmoil initially increased demand for U.S. Treasury Securities, which led to higher prices and lower yields for Treasury securities. During the rally in the Treasury markets, investors overlooked municipal securities, which became extremely attractive relative to Treasury securities. The relatively low volatility in the municipal market has provided a safe haven for investors during these turbulent times. The combination of these factors attracted cross-over buyers to the municipal market early in the reporting period.

Crossover buyers are those who continually seek out the most competitively priced sector of the fixed-income market, which in this case was the municipal market. Once they locate that sector, the crossover buyers reallocate their assets accordingly. Crossover buyers are seeking to maximize their returns by selling their municipal bond positions at some point in the future when Treasury security prices become relatively more attractive.

As the second half of the reporting period began, municipal bond yields continued to remain stable, especially compared to the volatility of the Treasury markets. The Treasury yield volatility was approximately 3 times as great as municipal yield volatility for most of 1998 and early 1999. The lack of volatility can be attributed to three main factors:

- Supply and Demand--As yields decline municipal bond supply tends to increase as municipalities refinance their debt. However, as rates decline individual investors become hesitant to invest in lower yielding securities. When individual investor demand for municipal securities falls to lower levels, issuers tend to reduce the level of supply creating an equilibrium in the market. Taken together these factors reduce the magnitude of the volatility even as Treasury yields fall to lower levels.

- International Factors--When market participants face an international financial crisis, such as the events in Brazil and Russia, investors look for safer investments. The "flight to quality" causes Treasury yields to drop as investors' demand the safety of U.S. Treasury securities. Municipal bonds are less affected by these events as the yields are based on fundamental economic factors.

- Callable Bonds--The majority of long-term municipal bonds are callable. Callable bonds tend to be less volatile than noncallable bonds for a given change in yield.

The landscape in the municipal markets began to change as renewed concerns about inflation caused bond yields to increase. Yields slowly increased through May and June as market participants watched for an indication from the Federal Reserve Bank regarding the level of short-term interest rates.

The upward pressure on yields continued as we entered the last two months of the reporting period. Yields on long-term municipal bonds rose 0.35% to 0.40% in July, substantially more than the increase in Treasury yields over the same period. The increase in municipal yields at the end of the reporting period can be attributed to four factors:

- The decision by the Federal Reserve Bank to increase short-term interest rates by 0.25% at the end of June.

- Institutional Participants--Many of the key institutional investors, such as bond funds and insurance companies have had little new cash to invest in the municipal markets. Additionally, insurance companies have underperformed over the past year from a profit standpoint limiting their ability to hold municipal securities. These factors have dampened demand and caused yields to increase.

- Year 2000--Many investors who usually focus on the municipal market have been attracted to the taxable market as issuers have dramatically increased supply in anticipation of year 2000. The increased supply has led to attractive yields in the taxable market. As market participants have moved their attention to the taxable market from the municipal market, demand for municipal securities has fallen, which has resulted in higher municipal bond yields.

- Crossover Buyers--Many of the non-traditional buyers who entered the municipal market when yields were high relative to Treasury yields during the first half of the reporting period liquidated their positions, reallocating assets to the taxable market putting additional upward pressure on municipal bond yields.

Q. HOW DID THE FUNDS PERFORM DURING THE ONE-YEAR REPORTING PERIOD?

A. The funds achieved favorable total returns during the first part of the reporting period. However, during the second half of the period the markets became increasingly concerned about the possibility that inflation would rise causing Federal Reserve Bank to increase short-term interest rates. The combination of these factors led to increased bond yields, which in turn, decreased the value of the fund's portfolio securities and net asset value
(NAV). The downward pressure on prices reversed the gains achieved on a total return basis during the first part of the reporting period.

The SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a total return of 2.16% for the one-year reporting period ended August 31, 1999. The return came from a combination of dividend income of 3.82% and a decrease in the fund's NAV of 1.66%. The decline in NAV was a result of the fund's increasing yield, which rose from 3.57% at the beginning of the period to 3.87% at the end of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND reported a negative total return of 1.57% for the one-year reporting period ended August 31, 1999. The return was derived from a combination of dividend income of 4.51% and a decrease in the fund's NAV of 6.08%. The decline in NAV was a result of the fund's increasing yield, which rose from 4.48% at the beginning of the period to 5.13% at the end of the period.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIO?

A. We continued to maintain a portfolio of primarily high-quality securities (primarily AAA and AA) during the reporting period. We feel that this is an appropriate strategy for the funds given the current market environment, since there is very little yield advantage associated with lower-rated securities; we simply do not feel that investors are being adequately compensated for the higher credit risk. Given the current environment we have taken the opportunity to add higher coupon securities to the portfolio, which has the effect of reducing volatility and increasing current income to shareholders. In both funds we continue to approach the markets cautiously, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target for short-term interest rates.

Reflecting our cautious outlook for the markets, the SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately 3.50 to
4.53 years. The fund's weighted average maturity at the end of the reporting period was 3.73 years up from 3.57 years, at the beginning of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a range from approximately 17.16 to
20.79 years. The fund's weighted average maturity at the end of the reporting period was 20.63 years, up from 17.40 years at the beginning of the period.

Q. WHAT IS YOUR VIEW OF THE ECONOMIC CLIMATE IN CALIFORNIA?

A. California continues to enjoy a sustained economic recovery with employment and income growth continuing to exceed expectations. Employment growth in the 1998 was 3.6% compared to the 3% achieved in 1997, and well above the national rate of 2.6%. Looking forward, it is anticipated that California will see continued moderate growth across most industry sectors with some, such as those heavily dependent on exporting goods and services to Asia, growing at a slower pace. However, the effect on California of the economic weakness in Asia should be somewhat offset by strong export growth to Mexico and increasing exports to Europe, Canada and Middle East, in our opinion.

The continued state economic improvement has allowed for a buildup of budget reserves and an easing of some of the spending restrictions imposed during the last recession. California ended the 1998-99 budget year with more than $2 billion in budget reserves. As a result the state budget was adopted on time, a first in many years. Despite this improvement, as in prior years, budget adjustments may be necessary to keep spending in line with revenues. Lawmakers will continue to address the challenge of balancing mandated spending requirements for education and public safety against the need for maintaining and upgrading public infrastructure. Therefore the state's financial position may be somewhat static over the next twelve months.

We are satisfied that the California securities held by the funds represent relatively low credit risk and we will continue to monitor the state's economic situation closely. California's current credit ratings are Aa3 from Moody's Investor Service, AA- from Standard & Poor's Corporation, and AA- from Fitch IBCA, Inc., three well-known rating agencies.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductions and exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of a bond's issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds help protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

       MOODY'S          S&P  DESCRIPTION
---------------------------------------------------------
INVESTMENT GRADE
Aaa                     AAA  Strongest capacity to pay
                             interest and repay principal

Aa                      AA   Very strong capacity to pay
                             interest and repay principal

A                       A    Strong capacity to pay
                             interest and repay principal

Baa                     BBB  Adequate capacity to pay
                             interest and repay principal
BELOW INVESTMENT GRADE

Ba                      BB   Lowest degree of speculation
                             with respect to capacity to
                             pay interest and repay
                             principal

B                       B    Greater vulnerability to
                             default but currently has
                             the capacity to meet
                             interest and principal
                             payment

Caa                     CCC  Currently vulnerable to
                             default--dependent on
                             favorable conditions

Ca                      CC   Highly speculative

C                       C    Highest degree of
                             speculation--no interest is
                             paid

-                       D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total net asset, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOs)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. However, interest paid by certain municipal bonds is subject to the AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, his reinvestment income and, consequently, his total return from holding the bond may fall relative to the original yield. Conversely, if yields rise, total return may also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the better return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest income, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (IN THOUSANDS)
August 31, 1999
                                                 Par     Value
                                               -------  --------
-----------------------------
MUNICIPAL BONDS -- 94.0% (a)
Alameda, California Public
  Financing Authority RB
   4.85%, 09/02/06                              $2,140  $  2,089
Alameda County, California COP
  (Reference & Capital
   Projects) (e)
   5.00%, 12/01/06                               3,480     3,584
California Education Authority RB
  (Pooled College & University
  Projects) Series 1997A (e)
   4.85%, 04/01/03                                 345       353
   5.05%, 04/01/05                               1,010     1,041
California Educational Facilities
  Authority RB (Mills College)
  Series 1992
   6.88%, 09/01/02                                 500       546
California Educational Facilities
  Authority Revenue Refunding Bonds
  (Stanford University Project)
  Series 1997M
   5.25%, 12/01/01                               1,600     1,648
California Educational Facilities
  Authority Revenue Refunding Bonds
  (University of San Diego) (e)
   4.50%, 10/01/02                               1,000     1,014
California Health Facility Financial
  Authority RB (Catholic Health Care
  West) Series 1997A
   5.00%, 07/01/03                               2,000     2,058
California Health Facility Financial
  Authority RB (Kaiser Permanente)
  Series 1998B
   5.00%, 10/01/08                               2,500     2,444
California Health Facility Financial
  Authority RB (Valley Presbyterian
  Hospital) Series 1997 (e)
   5.25%, 05/01/03                               1,000     1,035
California HFA Home Mortgage RB
  Series 1994G
   6.00%, 08/01/00                                 410       416
California State GO Series 1994 (e)
   6.50%, 03/01/03                               2,000     2,150
California State Intercommunity
  Hospital Finance Authority COP
  (North Bay Healthcare Project) (e)
   4.40%, 11/01/06                               1,745     1,682

                                                 Par     Value
                                               -------  --------
California State Public Works Board
  Energy Effeciency Revenue
  Refunding Bonds Series B (e)
   4.00%, 09/01/06                              $1,155  $  1,117
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections State
  Prisons Imperial County)
  Series 1998B (e)
   4.50%, 09/01/05                               3,000     3,015
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections State
  Prisons) Series 1993A (e)
   4.70%, 12/01/00                               1,865     1,886
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections State
  Prisons) Series 1993D
   4.40%, 06/01/00                               1,000     1,005
California State Public Works Board
  Lease Revenue Refunding Bonds
  (The Regents of the University of
  California Various Projects)
  Series 1992A (e)
   5.60%, 12/01/01                               2,000     2,072
   6.40%, 12/01/02                               2,000     2,172
California State Public Works Board
  Lease Revenue Refunding Bonds
  (The Regents of the University of
  California Various Projects)
  Series 1993A
   4.70%, 06/01/00                               1,020     1,028
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Various California Community
  College Projects) Series 1993A
   4.70%, 12/01/99                               1,000     1,003
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Various California State University
  Projects) Series 1993A
   4.30%, 12/01/99                               2,000     2,003
California State West & Central Basin
  Financing Authority RB (e)
   6.13%, 08/01/02                               1,425     1,528

                                                 Par     Value
                                               -------  --------

California Statewide Community
  Development Authority COP
  (St. Joseph Health System Group)
   5.30%, 07/01/00                              $2,035  $  2,064
California Statewide Community
  Development Authority COP
  (St. Joseph Health System Group)
  Series 1997
   5.00%, 07/01/04                                 750       757
California Statewide Community
  Development Authority COP
  (The Internext Group)
   4.13%, 04/01/04                               3,500     3,382
California Statewide Community
  Development Authority Hospital
  Revenue Refunding Bonds COP
  (Cedars-Sinai Medical Center)
  Series 1993
   4.40%, 11/01/00                               1,235     1,241
California Statewide Community
  Development Authority Revenue
  Refunding Bonds (Sherman Oaks
  Project) Series 1998A (e)
   5.00%, 08/01/06                               2,500     2,566
City of Santa Monica, California
  Wastewater RB (Hyperion Project)
  Series 1991A
   6.25%, 01/01/02                               1,250     1,330
Central Contra Costa County, California
  Sanitary District Revenue Refunding Bonds
   4.10%, 09/01/09                               1,435     1,347
Contra Costa County, California
  Transportation Authority Sales Tax
  RB Series 1995A (e)
   4.80%, 03/01/01                               1,000     1,013
   6.00%, 03/01/03                               2,530     2,682
Fairfield, California TRAN
   4.45%, 09/28/00                               2,500     2,519
Fontana, California Special Tax
  Revenue Refunding Bonds (Senior
  Community Facilities District 2-A)
  Series 1998 (e)
   4.10%, 09/01/04                               1,120     1,112
   4.20%, 09/01/05                               1,375     1,361

                                                 Par     Value
                                               -------  --------
Fresno, California Community
  Facilities District No.3 (Palm Bluffs
  Corporate Center) Special Tax
  Series 1998 (e)
   4.75%, 09/01/05                              $2,000  $  1,988
Inglewood, California Redevelopement
  Agency Tax Allocation Bond
  (Merged Redeveloped Project)
  Series 1998A (e)
   3.88%, 05/01/05                                 525       510
Long Beach Harbor, California RB
  Series 1998A (e)
   5.50%, 05/15/05                               3,985     4,174
Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Beacon Street Project) Series 1998F (e)
   5.00%, 09/01/07                                 810       831
Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Monterey Project) Series 1998E (e)
   5.00%, 09/01/07                               1,570     1,611
Los Angeles, California Department of
  Airports Revenue Refunding Bonds
  Series 1995B (e)
   6.50%, 05/15/03                               2,300     2,481
Los Angeles, California Department of
  Water & Power Electric Plant Revenue
  Refunding Bonds Series 1994
   4.50%, 08/15/01                               2,270     2,296
Los Angeles, California State Building
  Authority Lease Revenue Refunding
  Bonds (California Department of
  General Services) Series 1995A
   5.60%, 05/01/04                               1,000     1,054
Los Angeles, California Unified School
  District COP (Multiple Properties
  Project) Series 1994B (e)
   5.70%, 12/01/99                               3,215     3,232
Los Angeles County, California Public
  Works Financing Authority Revenue
  Refunding Bonds (Capital Construction
  Flood Control District Project)
   4.30%, 03/01/00                               1,090     1,094

 Schwab California Short/Intermediate Tax-Free Bond Fund
Schedule of Investments (in thousands) (continued)
August 31, 1999
                                                 Par     Value
                                               -------  --------

Los Angeles County, California Schools
  Pooled Financing Program COP
  Series 1999B (e)
   4.00%, 09/29/00                              $4,000  $  4,010
Northern California Power Agency
  Public Power Revenue Refunding
  Bonds (Geothermal Project No. 3)
  Series 1998A (e)
   5.00%, 07/01/04                               2,000     2,060
Orange County, California Municipal
  District Water Facilities COP
  (Allen-McColloch Pipeline Project)
  Series 1996 (e)
   4.60%, 07/01/01                               3,000     3,038
Orange County, California Recovery
  COP Series 1996A (e)
   6.00%, 07/01/08                               3,000     3,278
Rancho, California Water District
  Financing Authority (e)
   4.70%, 09/15/01                               2,500     2,509
Rim of the World, California Unified
  School District COP (Measure V
  Capital Improvement Projects)
  Series 1992 (e)
   5.90%, 09/01/01                               1,490     1,546
Riverside County, California Public
  Financing Authority Special Tax RB
  Senior Lien Bonds Series 1995A (e)
   4.40%, 09/01/01                               1,750     1,768
Sacramento, California City Financing
  Authority Lease RB (State of
  California EPA Building Project)
  Series 1998A (e)
   3.90%, 05/01/07                               1,000       953
Sacramento, California Regional
  County Sanitation District RB
   5.00%, 08/01/03                               2,100     2,166
San Bernardino County, California TRAN
   4.50%, 09/30/99                               2,000     2,001
San Francisco, California Bay Area
  Transit Financing Authority RB
  (Bridge Toll Notes) Series 1999 (d) (e)
   5.00%, 02/01/07                                 500       496
San Francisco, California Bay Area
  Rapid Transit District Sales Tax RB
  Series 1998 (e)
   5.50%, 07/01/05                               3,000     3,169

                                                 Par     Value
                                               -------  --------
San Francisco, California Port
  Commission Revenue Refunding Bonds
   5.00%, 07/01/00                              $1,500  $  1,516
San Francisco, California State
  University Foundation Inc. RB
  (Auxiliary Organization Student
  Housing Project) (e)
   4.30%, 07/01/05                                 540       532
   5.00%, 07/01/08                                 400       403
San Joaquin, California Area Flood
  Control Agency Improvement Bond
  Act 1915 (Flood Protection
  Restoration Assessment)
  Series 1996 (e)
   5.10%, 09/02/03                               1,670     1,727
San Jose, California Financing
  Authority Revenue Refunding Bonds
  (Convention Center Project)
  Series 1993C
   5.90%, 09/01/04                               2,500     2,625
San Ramon Valley, California Unified
  School District COP (Measure A
  Capital Project) Series 1993A (e)
   4.90%, 10/01/99                               1,100     1,101
Southern California Metropolitan
  Water District GO Refunding Bonds
  Series 1998A
   5.00%, 03/01/07                               1,025     1,056
Southern California Metropolitan
  Water District RB Series 1991
   6.63%, 07/01/01                               1,000     1,065
Southern California Public Power Authority
Project RB (San Juan Power Project Unit 3)
  Series 1993A (e)
   5.00%, 01/01/04                               1,600     1,646
Southern California Public Power
  Authority Revenue Refunding Bonds
  Series 1989
   6.00%, 07/01/00                               1,750     1,786
Stockton, California Insured Health
  Facilities RB (St. Joseph Medical
  Center of Stockton) Series 1993A (e)
   4.60%, 06/01/00                                 200       201
                                                        --------
TOTAL MUNICIPAL BONDS
  (Cost $118,822)                                        118,186
                                                        --------

                                                 Par     Value
                                               -------  --------
 VARIABLE RATE OBLIGATIONS -- 5.1% (b) (e)
California Economic Development
  Financing Authority (California
  Independent System Operator)
  Series 1998B
   2.55%, 09/01/99                              $1,700  $  1,700
California Finance Authority Pollution
  Control RB (Pacific Gas & Electric Co.)
   2.65%, 09/01/99                                 300       300
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986D
   2.60%, 09/01/99                                 400       400
California Pollution Control Financing
   Authority Revenue Refunding Bonds
  (Pacific Gas & Electric Co.) Series 1996F
   2.65%, 09/01/99                                 100       100
California Pollution Control Financing
  Authority Solid Waste Disposal RB
  (Shell Martinez Refining) Series 1996A
   2.55%, 09/01/99                                 400       400
Chula Vista, California IDRB (San Diego
  Gas & Electric Co. Project) Series 1997A
   2.50%, 09/01/99                                 600       600
Irvine Ranch, California Improvement
  Bond Act 1915 RB (District Number
  1997-16)
   2.40%, 09/01/99                                 500       500
Irvine Ranch, California Water District RB
   2.40%, 09/01/99                               1,100     1,100
Orange County, California Sanitation District
   COP (Districts 1, 2, 3, 5, 6, 7, 11, 13 & 14)
  Series 1990-1992A
   2.40%, 09/01/99                                 100       100
Orange County, California Sanitation
  District COP (Districts 1-3, 5-7 & 11)
   2.40%, 09/01/99                               1,200     1,200
                                                        --------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $6,400)                                            6,400
                                                        --------

                                               Shares     Value
                                               -------  --------
OTHER INVESTMENT COMPANIES -- 0.1% (c)
Provident Institutional Funds - California
  Money Fund Portfolio
   2.50%                                            58  $     58
                                                        --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $58)                                                  58
                                                        --------
TOTAL INVESTMENTS -- 99.2%
  (Cost $125,280)                                        124,644
                                                        --------
OTHER ASSETS AND LIABILITIES-- 0.8%
   Other assets                                            1,774
   Liabilities                                              (720)
                                                        --------
                                                           1,054
                                                        --------
TOTAL NET ASSETS-- 100.0%                               $125,698
                                                        --------


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

                                                 Par     Value
                                               -------  --------
  MUNICIPAL BONDS -- 97.5% (a)
-------------------------------
 CALIFORNIA -- 97.0%
Alameda County, California COP
  (Alameda Medical Center Project)
  Series 1998 (e)
   5.38%, 06/01/18                              $3,400  $  3,328
Alameda County, California Corridor
  Transportation Authority RB
  Series 1999A (e)
   4.75%, 10/01/25                               1,500     1,290
Bay Area Government Association,
  California Revenue Tax Allocation
  Bond (Redevelopment Agency Pool)
  Series 1997A-6 (e)
   5.25%, 12/15/17                               1,200     1,170
Brea, California Public Financing
  Authority Water RB (e)
   4.75%, 07/01/21                               4,060     3,552
California Educational Facilities
  Authority RB (Loyola Marymount
  University) Series 1992B
   6.60%, 10/01/22                               1,450     1,579
California Educational Facilities
  Authority RB (University of
  Southern California)
   5.50%, 10/01/27                               3,000     2,940
California Educational Facilities
  Authority RB (University of Southern
  California) Series 1997C
   5.13%, 10/01/28                               2,000     1,840
California Educational Facilities
  Authority RB (University of Southern
  California) Series 1998A
   5.00%, 10/01/28                               2,000     1,802
California Educational Facilities
  Authority Revenue Refunding Bonds
  (Santa Clara University)
   5.25%, 09/01/26                               2,330     2,210
California Health Facilities Financing
  Authority Insured Health Facility RB
  (Association of Retarded Citizens)
  Series 1991 (e)
   7.00%, 05/01/21                                 455       478
California Health Facilities Financing
  Authority Insured Hospital RB
  (Marshall Hospital) Series 1992A (e)
   6.63%, 11/01/22                               4,000     4,360

                                                 Par     Value
                                               -------  --------
California Health Facilities Financing
  Authority Insured Hospital Revenue
  Refunding Bonds (Children's Hospital
  San Diego) Series 1996 (e)
   5.38%, 07/01/16                              $5,180  $  5,122
California Health Facilities Financing
  Authority RB (Kaiser Permanente
  Hospital) Series 1998A (e)
   5.00%, 06/01/24                               2,500     2,259
California Health Facilities Financing
  Authority RB (Kaiser Permanente
  Hospital) Series 1998B
   5.00%, 10/01/18                               5,000     4,462
California Health Facilities Financing
  Authority RB (Stanford Health Care)
  Series 1998B (e)
   5.00%, 11/15/28                               1,000       895
California Health Facilities Financing
  Authority RB (Sutter Health)
  Series 1999A (e)
   5.00%, 08/15/19                               1,000       924
California HFA Home Mortgage RB
  Series 1994G
   7.20%, 08/01/14                               3,000     3,173
California HFA Home Mortgage RB
  Series 1995L (e)
   5.90%, 08/01/17                               1,000     1,020
California HFA M/F Rental Housing RB
  Series 1992B
   6.70%, 08/01/15                               1,000     1,057
California State Department of Water
  Resources RB (Central Valley Project)
  Series 1997S
   5.00%, 12/01/22                               1,200     1,098
California State GO
   5.00%, 10/01/23                               2,000     1,825
   5.00%, 10/01/27                               2,500     2,256
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Various California State University
  Projects) Series 1993A (e)
   5.50%, 06/01/10                               3,000     3,135
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Various California State University
  Projects) Series 1996A (e)
   5.38%, 10/01/17                                 200       198

                                                 Par     Value
                                               -------  --------

California Statewide Communities
  Development Authority COP (St. Joseph
  Health Systems Obligated Group)
   6.50%, 07/01/15                              $2,000  $  2,220
California Statewide Communities
  Development Authority COP
  (The Internext Group)
   5.38%, 04/01/17                               5,000     4,644
California Statewide Communities
  Development Authority Hospital Revenue
  COP (Cedars-Sinai Medical Center)
   6.50%, 08/01/15                               1,250     1,305
Chico, California Unified School District GO
  Series 1998 (e)
   5.00%, 08/01/16                               1,155     1,099
Chico, California Unified School District
  Series 1992C (e)
   6.75%, 06/01/17                                 500       542
Colton, California Public Financing
  Authority Special Tax RB Series 1996 (e)
   5.45%, 09/01/19                               3,020     2,975
Colton, California Public Financing
  Authority Tax Allocation RB
  Series 1998A (e)
   5.00%, 08/01/18                               2,715     2,535
Contra Costa County, California Public
  Financing Authority Tax Allocation RB
  (Pleasant Hill Bart Redevelopment Project)
   5.25%, 08/01/28                               3,750     3,441
East Bay, California Municipal Utility
  District Water System RB Series 1998
   5.25%, 06/01/19                               2,600     2,502
East Bay, California Municipal Utility
  District Water System Revenue
  Refunding Bonds Series 1996
   5.00%, 06/01/26                               4,800     4,344
Foothill Eastern Corridor Agency,
  California Toll Road RB (e)
   5.13%, 01/15/19                               5,000     4,731
Fresno, California Health Facility RB
  (Holy Cross Health System - St. Agnes
  Medical Center) Series 1991
   6.50%, 06/01/02                                 550       593
Inglewood, California Redevelopment
  Agency Tax Allocation Bond (Merged
  Redevelopment Project) Series 1998A (e)
   5.25%, 05/01/16                               1,000       989

                                                 Par     Value
                                               -------  --------
Lake Elsinore, California Unified School
  District COP (e)
   4.75%, 02/01/20                              $1,200  $  1,058
Los Angeles, California Department of
  Airports RB Series 1995A (e)
   5.50%, 05/15/10                                 560       578
Los Angeles, California Department of
  Water & Power Electric Plant RB
   6.00%, 01/15/11                                 865       912
Los Angeles, California Unified School
  District GO Series 1999C (e)
   5.25%, 07/01/24                               8,800     8,327
Los Angeles County, California Public
  Works Financing Authority Lease RB
  (Multiple Capital Facilities Project V)
  Series 1996A (e)
   5.13%, 06/01/17                               2,000     1,922
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Refunding Bond (Master
  Refunding Project) Series 1997A (e)
   5.25%, 03/01/15                               1,000       988
Los Angeles County, California
  Transportation Commission Sales Tax
  Revenue Refunding Bonds Series 1991B
   6.50%, 07/01/13                                 555       583
Modesto, California Irrigation District
  COP Refunding & Capital Improvement
  Bonds Series 1999B
   5.30%, 07/01/22                               4,340     4,145
Modesto, California Public Financing
  Authority Lease RB (Capital Imports &
  Refunding Project) (e)
   5.13%, 09/01/20                               3,740     3,516
Northern California Power Agency
  Multiple Capital Facilities RB
  Series 1992A (e)
   6.50%, 08/01/02                               1,425     1,542
   6.50%, 08/01/12                               1,875     2,004
Oakland, California Joint Powers
  Financing Authority Reassessment RB
   5.50%, 09/02/24                               1,000       961
Oceanside, California Building Authority
  COP Refunding Bonds Series 1993A
   6.38%, 04/01/12                               1,250     1,323

Schwab California Long-Term Tax-Free Bond Fund
Schedule of Investments (in thousands) (continued)
August 31, 1999

                                                 Par     Value
                                               -------  --------

Orange County, California Community
  Facilities District Special Tax Number
  87-4 RB Series 1997A (e)
   5.25%, 08/15/19                              $2,000  $  1,925
Pomona, California Public Financing
  Authority RB (Water Facilities Project)
  Series 1999AA (e)
   5.00%, 05/01/19                               3,000     2,790
   5.00%, 05/01/29                               5,700     5,130
Rancho Cucamonga, California
  Redevelopment Agency Tax Allocation
  Revenue Refunding Bonds (Rancho
  Redevelopment Project) (e)
   5.25%, 09/01/20                               4,315     4,105
Redlands, California Financing Authority
  Wastewater Revenue Refunding Bonds
  Series 1999A (e)
   5.00%, 09/01/17                               3,600     3,388
Riverside County, California Asset Leasing
  Corp. Leasehold RB (Riverside County
  Hospital Project) Series 1997B (e)
   5.00%, 06/01/19                               3,000     2,790
Riverside County, California Public
  Financing Authority Tax Allocation RB
  (Redevelopment Projects) Series 1997A
   5.63%, 10/01/33                               4,905     4,568
Sacramento, California Cogeneration
  Authority Revenue Refunding Bonds
  (Cogeneration Project) (e)
   5.20%, 07/01/21                               1,000       941
Sacramento, California Regional Transit
  District COP Series 1992A
   6.38%, 03/01/05                                 250       266
Sacramento, California Regional Transit
  District Refunding COP (Light Rail
  Transportation Project)
   6.75%, 07/01/07                               2,000     2,110
Salida, California Area Public Facilities
  Financing Agency District Special Tax
  Series 1988-1 (e)
   5.25%, 09/01/28                               2,000     1,880
Salinas, California COP (Golf Course and
  Animal Shelter) Series 1999A (e)
   5.00%, 09/01/25                               1,845     1,674
San Bernardino County, California COP
  (West Valley Detention Center) (e)
   6.50%, 11/01/12                                 420       451

                                                 Par     Value
                                               -------  --------
San Diego, California Public Facilities
  Financing Authority Sewer RB (e)
   5.25%, 05/15/22                              $2,200  $  2,093
San Diego, California Redevelopment
  Agency Tax Allocation Bond (Centre
  City Project) Series 1999C (e)
   4.75%, 09/01/24                               1,000       864
San Diego County, California Water
  Authority Revenue COP Revenue
  Refunding Bonds Series 1997A
   4.75%, 05/01/20                               3,000     2,644
San Francisco State University
  Foundation Inc., California Auxillary
  Organization Student Housing RB (e)
   5.20%, 07/01/19                               1,150     1,081
San Francisco, California Bay Area Rapid
  Transit District Sales Tax RB
   5.25%, 07/01/18                               2,680     2,590
San Francisco, California City & County
  Airport Commission International
  Airport RB 2nd Series, Issue 11 (e)
   6.20%, 05/01/19                               2,000     2,105
San Francisco, California City & County
  Airport Commission International
  Airport RB 2nd Series, Issue 12-B (e)
   5.63%, 05/01/21                               2,000     2,005
San Francisco, California Downtown
  Parking Corp. RB
   6.65%, 04/01/18                                 500       533
San Joaquin County, California COP
  Reveue Refunding Bond (General
  Hospital Project) (e)
   5.00%, 09/01/20                               5,065     4,672
San Jose, California Redevelopment
  Agency Tax Allocation Bond (Merged
  Area Redevelopment Project) (e)
   4.75%, 08/01/30                               3,000     2,539
San Mateo County, California Power
  Authority Lease RB (Capital Projects)
  Series 1999A (e)
   4.75%, 07/15/23                               2,000     1,735
Santa Clara, California Redevelopment
  Agency Tax Allocation Revenue
  Refunding Bonds (Bayshore North
  Project) (e)
   7.00%, 07/01/10                               1,500     1,727

                                                 Par     Value
                                               -------  --------

Santa Clara County, California Financing
  Authority Lease RB (VMC Facility
  Replacement Project) Series 1994A (e)
   7.75%, 11/15/10                              $1,460   $ 1,799
   6.88%, 11/15/14                               2,000     2,267
South Gate, California Public Financing
  Authority Tax Allocation RB (Housing
  Redevelopment Project No. 1)
  Series 1998A (e)
   5.00%, 09/01/19                               1,415     1,316
South Orange County, California Public
  Financing Authority Special Tax RB
  Series 1999A (e)
   4.63%, 08/15/08                               1,000       995
   5.25%, 08/15/18                               6,095     5,889
Temecula, California Community
  Services District COP (Community
  Recreation Center Project) Series 1992
   7.13%, 10/01/12                               1,000     1,076
Tri City, California Hospital District RB
  Series 1996A (e)
   5.63%, 02/15/17                               1,000     1,008
Turlock, California Irrigation District
  Revenue Refunding Bonds
  Series 1998A (e)
   5.00%, 01/01/26                               4,000     3,620
University of California RB (University
  of California Hospital Medical Center
  Project) (e)
   5.75%, 07/01/24                               2,000     2,018
Vallejo, California Revenue Refunding
  Bonds (Water Improvement Project)
  Series 1996A (e)
   5.70%, 05/01/16                               2,000     2,043
West Basin County, California Municipal
  Water District COP Revenue Refunding
  Bonds Series 1997A (e)
   5.50%, 08/01/17                                 500       501
   5.50%, 08/01/22                               1,000       988
Westminster, California Public Financing
  Authority COP (Civic Center & Street
  Improvement Project)
   7.00%, 06/01/19                               3,325     3,687
                                                        --------
                                                         195,565
                                                        --------

                                                 Par     Value
                                               -------  --------
Puerto Rico -- 0.5% (e)
Puerto Rico Commonwealth Infrastructure
  Financing Authority RB Series 1998A
   5.25%, 07/01/10                              $1,000  $  1,034
                                                        --------
TOTAL MUNICIPAL BONDS
  (Cost $199,837)                                        196,599
                                                        --------
VARIABLE RATE OBLIGATIONS -- 1.2% (b) (e)
California Pollution Control Financing
  Authority Pollution Control RB (Pacific
  Gas & Electric Company) Series 1996E
   2.55%, 09/01/99                                 900       900
California Pollution Control Financing
  Authority Pollution Control RB
  (Southern California Edison)
  Series 1986D
   2.60%, 09/01/99                                 300       300
Irvine Ranch, California Improvement
  Bond Act 1915 RB (Assessment
  District No. 94-15)
   2.40%, 09/01/99                              1,300     1,300
                                                        --------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $2,500)                                            2,500
                                                        --------
                                                 Shares
                                               ---------
OTHER INVESTMENT COMPANIES -- 0.0% (C)
Provident Institutional Funds - California
  Money Fund Portfolio
   2.50%                                            70        70
                                                        --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $70)                                                  70
                                                        --------
TOTAL INVESTMENTS -- 98.7%
  (Cost $202,407)                                        199,169
                                                        --------
OTHER ASSETS AND LIABILITIES--1.3%
   Other assets                                            3,001
   Liabilities                                              (488)
                                                        --------
                                                           2,513
                                                        --------
TOTAL NET ASSETS-- 100.0%                               $201,682
                                                        ========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1999



(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Rate shown is the yield as of the report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

(e) Security has one or more third party credit enhancements.

PORTFOLIO ABBREVIATIONS
COP         Certificates of Participation
GO          General Obligation
HFA         Housing Finance Agency
IDRB        Industrial Development Revenue Bond
M/F         Multi-Family
RB          Revenue Bond
TRAN        Tax and Revenue Anticipation Notes


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statements of Assets and Liabilities (in thousands)
August 31, 1999

                                                                                   Schwab        Schwab
                                                                                 California    California
                                                                            Short/Intermediate  Long-Term
                                                                                 Tax-Free      Tax-Free
                                                                                 Bond Fund     Bond Fund
                                                                             ----------------- ----------
ASSETS
Investments, at value (Cost: $125,280, $202,407, respectively)                    $124,644       $199,169
Receivables:
   Interest                                                                          1,771          2,770
   Fund shares sold                                                                     --            228
Prepaid expenses                                                                         3              3
                                                                                  --------       --------
     Total assets                                                                  126,418        202,170
                                                                                  --------       --------
LIABILITIES
Payables:
   Dividends                                                                            77            163
   Investments purchased                                                               494             --
   Fund shares redeemed                                                                101            261
   Investment advisory and administration fees                                           4              7
   Transfer agency and shareholder service fees                                          6             10
Other liabilities                                                                       38             47
                                                                                  --------       --------
     Total liabilities                                                                 720            488
                                                                                  --------       --------
Net assets applicable to outstanding shares                                       $125,698       $201,682
                                                                                  ========       ========
NET ASSETS CONSIST OF:
Paid-in capital                                                                   $127,126       $205,251
Distributions in excess of net investment income                                       (28)           (65)
Accumulated net realized loss on investments sold                                     (764)          (266)
Net unrealized depreciation on investments                                            (636)        (3,238)
                                                                                  --------       --------
                                                                                  $125,698       $201,682
                                                                                  ========       ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)                12,460         18,634
Net asset value, offering and redemption price per share                            $10.09         $10.82


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1999

                                                                                    Schwab        Schwab
                                                                                  California    California
                                                                             Short/Intermediate Long-Term
                                                                                   Tax-Free      Tax-Free
                                                                                   Bond Fund     Bond Fund
                                                                             ------------------ ----------
Interest income                                                                    $ 4,895       $ 10,625
                                                                                   -------       --------
Expenses:
   Investment advisory and administration fees                                         467            840
   Transfer agency and shareholder service fees                                        284            512
   Custodian and portfolio accounting fees                                              72            101
   Registration fees                                                                     6              8
   Professional fees                                                                    10             16
   Shareholder reports                                                                  18             36
   Trustees' fees                                                                        7              8
   Other expenses                                                                       12             17
                                                                                   -------       --------
                                                                                       876          1,538
Less: expenses reduced (see Note 4)                                                   (318)          (533)
                                                                                   -------       --------
     Total expenses incurred by fund                                                   558          1,005
                                                                                   -------       --------
Net investment income                                                                4,337          9,620
                                                                                   -------       --------
Net realized gain on investments sold                                                   24            327
Net unrealized depreciation on investments                                          (2,238)       (13,671)
                                                                                   -------       --------
   Net loss on investments                                                          (2,214)       (13,344)
                                                                                   -------       --------
Increase (decrease) in net assets resulting from operations                        $ 2,123       $ (3,724)
                                                                                   =======       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the year ended August 31,

                                                               Schwab                     Schwab
                                                             California                 California
                                                         Short/Intermediate              Long-Term
                                                         Tax-Free Bond Fund         Tax-Free Bond Fund
                                                      -----------------------      ----------------------
                                                         1999          1998          1999          1998
                                                       --------      --------      --------      --------
Operations:
   Net investment income                                $ 4,337      $  2,864       $ 9,620       $ 7,231
   Net realized gain on investments sold                     24             9           327           695
   Net unrealized appreciation (depreciation) on
     investments                                         (2,238)          856       (13,671)        4,874
                                                       --------      --------      --------      --------
  Increase (decrease) in net assets resulting
     from operations                                      2,123         3,729        (3,724)       12,800
                                                       --------      --------      --------      --------
Dividends to shareholders from net investment
     income (See Note 2)                                 (4,341)       (2,906)       (9,629)       (7,338)
                                                       --------      --------      --------      --------
Capital share transactions:
   Proceeds from shares sold                             81,467        60,105        91,493        83,165
   Net asset value of shares issued in reinvestment
     of dividends                                         3,386         2,209         6,339         4,672
   Less payments for shares redeemed                    (52,831)      (26,119)      (72,994)      (28,386)
                                                       --------      --------      --------      --------
   Increase in net assets from capital share
      transactions                                       32,022        36,195        24,838        59,451
                                                       --------      --------      --------      --------
       Total increase in net assets                      29,804        37,018        11,485        64,913

Net assets:
   Beginning of period                                   95,894        58,876       190,197       125,284
                                                       --------      --------      --------      --------
   End of period (including distributions in excess
     of net investment income of ($28), ($25), ($65)
     and ($61), respectively)                          $125,698      $ 95,894      $201,682      $190,197
                                                       ========      ========      ========      ========
Number of fund shares:
   Sold                                                   7,935         5,893         7,967         7,311
   Reinvested                                               331           217           556           411
   Redeemed                                              (5,151)       (2,562)       (6,399)       (2,503)
                                                       --------      --------      --------      --------
   Net increase in shares outstanding                     3,115         3,548         2,124         5,219

Shares outstanding:
   Beginning of period                                    9,345         5,797        16,510        11,291
                                                       --------      --------      --------      --------
   End of period                                         12,460         9,345        18,634        16,510
                                                       ========      ========      ========      ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              35

Financial Highlights


                                                      Schwab California Short/Intermediate Tax-Free Bond Fund
-------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED 8/31                                  1999        1998      1997       1996      1995

PER SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.26      10.16     10.04      10.06      9.89
                                                         -------------------------------------------------
 From investment operations:
   Net investment income                                    0.39       0.41      0.43       0.43      0.42
   Net realized andunrealized gain (loss)
      on investments                                       (0.17)      0.11      0.12      (0.02)     0.17
                                                         -------------------------------------------------
   Total from investment operations                         0.22       0.52      0.55       0.41      0.59
Less distributions:
   Dividends from net investment income                    (0.39)     (0.42)    (0.43)     (0.43)    (0.42)
                                                         -------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           10.09      10.26     10.16      10.04     10.06
                                                         =================================================
Total return (%)                                            2.16       5.19      5.54       4.11      6.17
RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.49       0.49      0.49       0.49      0.50
Reductions reflected in above expense ratio                 0.28       0.30      0.40       0.38      0.34
Ratio of net investment income to average net assets        3.81       4.02      4.21       4.23      4.29
Portfolio turnover rate                                        7          8        23         20        62
Net assets, end of period ($ X 1,000)                    125,698     95,894    58,876     45,788    40,639



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

                                                         Schwab California Long-Term Tax-Free Bond Fund

----------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED 8/31                                   1999       1998      1997       1996      1995

PER SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.52      11.10     10.63      10.53     10.40
                                                         -------------------------------------------------
From investment operations:
   Net investment income                                    0.54       0.54      0.56       0.57      0.56
   Net realized andunrealized gain (loss)
      on investments                                       (0.70)      0.43      0.47       0.10      0.13
                                                         -------------------------------------------------
   Total from investment operations                        (0.16)      0.97      1.03       0.67      0.69
Less distributions:
   Dividends from net investment income                    (0.54)     (0.55)    (0.56)     (0.57)    (0.56
                                                         -------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           10.82      11.52     11.10      10.63     10.53
                                                         =================================================
Total return (%)                                           (1.57)      8.96      9.95       6.43      6.98
RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.49       0.49      0.49       0.49      0.58
Reductions reflected in above expense ratio                 0.26       0.27      0.33       0.33      0.23
Ratio of net investment income to average net assets        4.69       4.79      5.17       5.30      5.54
Portfolio turnover rate                                       55         28        35         36        46
Net assets, end of period ($ X 1,000)                    201,682    190,197   125,284    101,616    90,045


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Notes to Financial Statements
For the year ended August 31, 1999
(All dollar amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUNDS
The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "funds") are series of Schwab Investments (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the funds, the Trust also offers the Schwab 1000 Fund(REGISTRATION MARK), Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, and Schwab YieldPlus Fund(TRADE MARK) (effective on 7/21/99 and commencement of operations on 10/1/99). The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for federal income tax purposes.

Net unrealized appreciation (depreciation) at August 31, 1999, (for financial reporting and federal income tax purposes) was as follows:

                                                          Net unrealized   Appreciated   Depreciated
                                                           Depreciation    Securities    Securities
                                                            ------------   ------------  ----------
     Schwab California Short/Intermediate Tax-Free Bond Fund $  (636)        $  519       $(1,155)
     Schwab California Long-Term Tax-Free Bond Fund          $(3,238)        $3,693       $(6,931)

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1999, the unused capital loss carryforwards for federal income tax purposes were as follows:

                                                         Schwab California        Schwab California
                                                        Short/Intermediate            Long-Term
                                                        Tax-Free Bond Fund       Tax-Free Bond Fund
                                                        ------------------       ------------------
         Expiring in:
         08/31/03                                              $ 68                     $ --
         08/31/04                                               696                      334
                                                               ----                     ----
              Total capital loss carryforwards                 $764                     $334
                                                               ====                     ====

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

On the Statement of Assets and Liabilities the following adjustments were made:


                                                                                    Accumulated
                                                                  Undistributed    Net Realized
                                                                 Net Investment      Loss on
                                                                     Income         Investments     Paid-In Capital
                                                                 --------------    ------------     ---------------
     Schwab California Short/Intermediate Tax-Free Bond Fund            $1             $--                $ (1)
     Schwab California Long-Term Tax-Free Bond Fund                     $5            $(39)                $34

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the funds each pay an annual fee, payable monthly, of 0.41% of each fund's average daily net assets. The investment adviser has reduced a portion of its fee for the year ended August 31, 1999 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the investment adviser and/or Schwab. During the year ended August 31, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Act, as amended. The funds incurred fees aggregating $15 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the year ended August 31, 1999, the funds engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, as amended, aggregated $54,645 and $69,400 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB
The investment adviser and Schwab guarantee that, through at least October 31, 1999, each fund's total operating expenses will not exceed 0.49% of the fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

For the year ended August 31, 1999, the total of such fees reduced by the investment adviser was $318 for the Schwab California Short/Intermediate Tax-Free Bond Fund, and $533 for the Schwab California Long-Term Tax-Free Bond Fund.

5.  INVESTMENT TRANSACTIONS
Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1999, were as follows:

                                          Schwab California    Schwab California
                                         Short/Intermediate        Long-Term
                                         Tax-Free Bond Fund   Tax-Free Bond Fund
                                         ------------------   ------------------
     Purchases                                $40,323              $144,418
     Proceeds of sales and maturities         $ 7,600              $110,051

To the Board of Trustees and Shareholders of Schwab California Short/Intermediate Tax-Free Bond Fund and
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (two portfolios of Schwab Investments, hereafter referred to as the "Funds") at August 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
October 5, 1999

TAX DESIGNATIONS (unaudited)



Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the dividends paid from net investment income for the year ended August 31, 1999 as exempt-interest dividends.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                 THE SCHWAB FUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please visit us at www.schwab.com/schwabfunds or call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Shwab Total Stock Market Index Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

  [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 1999 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT3657-1 (10/99)